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                                                                    EXHIBIT 99.1


                              EXTENSION AGREEMENT


        This EXTENSION AGREEMENT, dated as of August 10, 2001 (this "AGREEMENT"), is entered into by and among CONDOR SYSTEMS, INC., a California corporation ("BORROWER"), CEI Systems, Inc., a California corporation, as Guarantor (collectively, "GUARANTOR"), the entities listed on the signature pages hereto as Lenders (collectively, "LENDERS"), ANTARES CAPITAL CORPORATION, as documentation agent (in said capacity, "DOCUMENTATION AGENT"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent (in said capacity, the "AGENT").

        This Agreement is made with reference to that certain Limited Waiver and Agreement (the "LIMITED WAIVER"), dated as of July 31, 2001, which was entered into in connection with the Credit Agreement referred to therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Limited Waiver. The Limited Waiver expires pursuant to its terms no later than August 15, 2001, and Borrower has requested that Lenders extend the Waiver Termination Date. Lenders have agreed to extend the Waiver Termination Date on the terms set forth below.

        Borrower, Guarantor, Lenders and Agent hereby agree that, subject to the terms hereof, clause (x) of Section IIA of the Limited Waiver is amended to read: "(x) 5:00 p.m. E.D.T. on August 31, 2001 and".

        The parties further agree that, except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, the Limited Waiver and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.



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        This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument. This Agreement shall become effective upon execution and delivery to Agent of the signatures of Borrower, Guarantor, Agent and Required Lenders.

        By signing below, Guarantor acknowledges and agrees that its Guaranty Obligations with respect to the Credit Documents are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Agreement, (ii) hereby ratified and confirmed, and (iii) not subject to any claims, offsets, defenses or counterclaims.




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        IN WITNESS WHEREOF Borrower, Guarantor, Agent and Required Lenders have caused this Agreement to be duly executed on the date first above written


BORROWER:                        CONDOR SYSTEMS, INC.

                                 By: /s/  F B BASSETT
                                     -------------------------------------
                                 Name:  F. B. BASSETT
                                       -----------------------------------
                                 Title: CEO and SECRETARY
                                        ----------------------------------


GUARANTOR:                       CEI SYSTEMS, INC.

                                 By: /s/  KENT E. HUTCHINSON
                                     -------------------------------------
                                 Name:  KENT E. HUTCHINSON
                                       -----------------------------------
                                 Title: PRESIDENT and CEO
                                        ----------------------------------


AGENT:                           BANK OF AMERICA, N.A., formerly Bank of
                                 America National Trust and Savings Association, in its capacity as Agent

                                 By: /s/  THERESE FONTAINE
                                     -------------------------------------
                                 Name:  THERESE FONTAINE
                                       -----------------------------------
                                 Title: Managing Director
                                        ----------------------------------


LENDERS: BANK OF AMERICA, N.A., formerly Bank of America National Trust and Savings Association, in its capacity as a Lender

                                 By: /s/  THERESE FONTAINE
                                     -------------------------------------
                                 Name:  THERESE FONTAINE
                                       -----------------------------------
                                 Title: Managing Director
                                        ----------------------------------



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                                 ANTARES CAPITAL CORPORATION,
                                 in its capacity as Documentation Agent and individually as a lender

                                 By: /s/  TIMOTHY G. LYNE
                                     -------------------------------------
                                 Name:  TIMOTHY G. LYNE
                                       -----------------------------------
                                 Title: Director
                                        ----------------------------------


                                 BNP PARIBAS

                                 By: /s/  EDWARD V. CANALE
                                     -------------------------------------
                                 Name:  EDWARD V. CANALE
                                       -----------------------------------
                                 Title: Managing Director
                                        ----------------------------------



                                 By: /s/  KATHRYN B. QUINN
                                     -------------------------------------
                                 Name:  KATHRYN B. QUINN
                                       -----------------------------------
                                 Title: VICE PRESIDENT
                                        ----------------------------------


                                 UNION BANK OF CALIFORNIA, N.A.


                                 By: /s/  NANCY A. PERKINS
                                     -------------------------------------
                                 Name:  NANCY A. PERKINS
                                       -----------------------------------
                                 Title: VICE PRESIDENT
                                        ----------------------------------




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